Supplement to the
Fidelity® Inflation-Protected Bond Index Fund
March 1, 2024
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Mark Lande (Co-Portfolio Manager) has managed the fund since 2024.
PIB-I-SUSTK-1024-105 1.9870384.105	October 1, 2024